Exhibit 99.1

FOR IMMEDIATE RELEASE

INVESTOR CONTACT:	MEDIA CONTACT:
Jennifer Driscoll	Carla Burigatto
(856) 342-6081	(856) 342-3737
jennifer_driscoll@campbellsoup.com	carla_burigatto@campbellsoup.com

CAMPBELL REPORTS SECOND-QUARTER RESULTS

•	Sales Decreased 2 Percent, Organic Sales Comparable to Prior Year

•	Adjusted Earnings Before Interest and Taxes (EBIT) Decreased 17 Percent

•	Adjusted EPS from Continuing Operations Decreased 13 Percent to $0.66

CAMDEN, N.J., Feb. 25, 2015-Campbell Soup Company (NYSE:CPB) today reported its results for the second quarter of fiscal 2015.

Continuing Operations	Three Months Ended			Six Months Ended
($ in millions, except per share)
	Feb. 1, 2015	Jan. 26, 2014	% Change	Feb. 1, 2015	Jan. 26, 2014	% Change
Net Sales
As Reported (GAAP)	$2,234	$2,281	(2)%	$4,489	$4,446	1%
Organic			—%			2%
Earnings Before Interest and Taxes
As Reported (GAAP)	$312	$361	(14)%	$680	$666	2%
Adjusted	$312	$374	(17)%	$680	$711	(4)%
Diluted Earnings Per Share
As Reported (GAAP)	$0.66	$0.74	(11)%	$1.40	$1.32	6%
Adjusted	$0.66	$0.76	(13)%	$1.40	$1.42	(1)%

Note: A detailed reconciliation of the reported financial information to the adjusted financial information is included at the end of this news release.

Campbell’s President and Chief Executive Officer Denise Morrison said, “Our second-quarter organic sales were comparable to the year-ago period. Adjusted EBIT declined by double digits, reflecting disappointing gross margin performance in the quarter, and was below our expectations. Looking at the first half, we were encouraged by our 2 percent organic sales growth in a difficult operating environment. For the half, four of our five reporting segments achieved organic sales growth.

“Although we have robust plans in the second half to mitigate our gross margin issues, we don’t expect to offset the impact of the margin pressures that we experienced in the first half. Given our second-quarter performance and outlook for the remainder of the year, we lowered our full-year guidance on Feb. 12.

“Over the last three years, we’ve made solid progress advancing our dual mandate to strengthen the core business and at the same time expand into faster growing spaces; however, it has not been enough in this more challenged environment. After several months of careful study, we’ve announced a significant reorganization of our company creating three new divisions, each with clear portfolio roles. This new enterprise structure will enable us to allocate more resources to the areas that present the greatest growth opportunities and fund our growth with significant cost savings. We expect to generate annual cost savings of at least $200 million over a three-year period using a zero-based budgeting approach. We don’t anticipate significant savings from these efforts in the current fiscal year, but are confident that the important steps we are taking will unlock potential value over time.”

Second-Quarter Results from Continuing Operations
Sales decreased 2 percent to $2.234 billion, due to the negative impact of currency translation. Organic sales were comparable to the prior year with favorable volume and mix and higher selling prices, offset by increased promotional spending.

Gross margin declined 3.1 percentage points to 32.6 percent. The decrease in gross margin was due to cost inflation, higher supply chain costs and higher promotional spending, partly offset by productivity improvements.

Marketing and selling expenses decreased 10 percent to $242 million, primarily driven by lower advertising and consumer promotion expenses. Administrative expenses decreased 1 percent to $140 million.

Adjusted EBIT decreased 17 percent to $312 million, reflecting a lower gross margin percentage and the unfavorable impact of currency translation, partly offset by lower marketing expenses.

Net interest expense decreased $4 million to $25 million, reflecting lower levels of debt. The tax rate decreased 3.4 percentage points to 27.9 percent. Excluding items impacting comparability in the prior year, the adjusted tax rate decreased 3.1 percentage points. The decrease was primarily due to the favorable resolution of an intercompany pricing agreement between the U.S. and Canada.

First-Half Results from Continuing Operations
Sales increased 1 percent to $4.489 billion, due to volume gains, partly offset by increased promotional spending and the negative impact of currency translation. Organic sales increased 2 percent with gains in four of the company’s five reportable segments.

Adjusted EBIT decreased 4 percent to $680 million, reflecting a lower gross margin percentage and the unfavorable impact of currency translation, partly offset by volume gains and lower marketing and administrative expenses.

Net interest expense decreased $9 million to $50 million, reflecting lower levels of debt. The tax rate decreased 2.8 percentage points to 30 percent. Excluding items impacting comparability in the prior year, the adjusted tax rate decreased 1.6 percentage points.

Fiscal 2015 Guidance for Continuing Operations
As previously announced, including an estimated 2-point negative impact from currency translation, Campbell expects a year-over-year change of -1 to +1 percent in sales; -7 to -5 percent in adjusted EBIT; and -5 to -3 percent in adjusted EPS, or $2.32 to $2.38 per share. This guidance is based on an adjusted 52-week 2014 base.

“This guidance assumes that pressure from input cost inflation and supply chain costs, although moderating, will continue through the back half of fiscal 2015 along with the currency headwinds,” said Anthony DiSilvestro, Senior Vice President and Chief Financial Officer.

Segment Operating Review
An analysis of net sales and operating earnings by reportable segment follows:

Three Months Ended Feb. 1, 2015
($ in millions)
	U.S. Simple Meals	Global Baking and Snacking	International Simple Meals and Beverages	U.S. Beverages	Bolthouse and Foodservice	Total
Net Sales, as Reported	$867	$640	$194	$169	$364	$2,234

Volume and Mix	(2)%	4%	—%	(2)%	2%	1%
Price and Sales Allowances	—%	2%	—%	1%	—%	1%
Promotional Spending	(1)%	(2)%	(2)%	(3)%	—%	(2)%
Organic Net Sales	(3)%	4%	(2)%	(4)%	2%	—%
Currency	—%	(3)%	(7)%	—%	(1)%	(2)%
% Change vs. Prior Year	(3)%	—%*	(9)%	(4)%	1%	(2)%

Segment Operating Earnings	$170	$107	$26	$20	$26
% Change vs. Prior Year	(21)%	22%	(32)%	(35)%	(28)%

* Numbers do not add due to rounding
Note: A detailed reconciliation of the reported financial information to the adjusted financial information is included at the end of this news release.

Six Months Ended Feb. 1, 2015
($ in millions)
	U.S. Simple Meals	Global Baking and Snacking	International Simple Meals and Beverages	U.S. Beverages	Bolthouse and Foodservice	Total
Net Sales, as Reported	$1,795	$1,267	$383	$337	$707	$4,489

Volume and Mix	2%	5%	2%	(2)%	3%	3%
Price and Sales Allowances	—%	1%	—%	1%	—%	—%
Promotional Spending	—%	(3)%	(1)%	(2)%	—%	(1)%
Organic Net Sales	2%	3%	1%	(3)%	3%	2%
Currency	—%	(2)%	(6)%	—%	—%	(1)%
Net Accounting	—%	—%	(1)%	—%	—%	—%
Acquisitions	—%	1%	—%	—%	—%	—%
% Change vs. Prior Year	2%	2%	(6)%	(3)%	3%	1%

Segment Operating Earnings	$412	$197	$42	$46	$48
% Change vs. Prior Year	(3)%	19%	(28)%	(16)%	(26)%

Note: A detailed reconciliation of the reported financial information to the adjusted financial information is included at the end of this news release.

U.S. Simple Meals
Sales decreased 3 percent in the quarter to $867 million. Following a strong first quarter, U.S. soup sales decreased 6 percent, primarily due to movements in retailer inventory levels, including the earlier holiday shipments that benefited the prior quarter. Sales decreased 11 percent in Campbell’s condensed soups and 4 percent in broth, while sales of ready-to-serve soups were comparable to the prior year. U.S. soup sales in the first half were comparable to the prior year. Sales of other simple meals rose 6 percent in the quarter, driven by growth in Plum, Prego pasta sauces and Campbell’s dinner sauces.

Segment operating earnings decreased 21 percent in the quarter to $170 million. Lower operating earnings reflected cost inflation and higher supply chain costs, as well as sales declines, partly offset by productivity improvements and lower marketing expenses. For the first half, operating earnings decreased 3 percent.

Global Baking and Snacking
Sales of $640 million in the quarter were comparable to the prior year. Sales of Pepperidge Farm products increased as volume gains were partly offset by higher promotional spending. Within Pepperidge Farm, sales gains in crackers, fresh bakery products and cookies were partly offset by sales declines in frozen products and stuffing. Arnott’s sales increased as volume gains in Indonesia and Australia, along with higher selling prices, were partly offset by the negative impact of currency translation and higher promotional spending. Kelsen sales decreased primarily due to the timing of the quarter in relation to the Chinese New Year.

Segment operating earnings increased 22 percent to $107 million. Higher operating earnings reflected organic sales growth, lower marketing expenses and productivity improvements, partly offset by cost inflation and the negative impact of currency translation.

International Simple Meals and Beverages
Sales declined 9 percent in the quarter to $194 million. Excluding the 7-point negative impact of currency translation, sales declined in Latin America and the Asia Pacific region while sales in Canada were comparable to the prior year.

Segment operating earnings decreased 32 percent to $26 million, primarily due to cost inflation, the adverse impact of currency movements on input costs and the negative impact of currency translation.

U.S. Beverages
Sales decreased 4 percent in the quarter to $169 million. Declines in V8 V-Fusion beverages were partly offset by gains in V8 Splash beverages.

Segment operating earnings decreased 35 percent to $20 million, primarily due to increased promotional spending, cost inflation and higher supply chain costs.

Bolthouse and Foodservice
Sales increased 1 percent in the quarter to $364 million, reflecting growth in Bolthouse Farms premium refrigerated beverages and salad dressings and North America Foodservice, partly offset by declines in Bolthouse Farms carrots.

Segment operating earnings declined 28 percent to $26 million, reflecting a lower gross margin percentage, including the adverse weather impact on carrot costs, and higher administrative expenses.

Unallocated Corporate Expenses
Unallocated corporate expenses for the quarter were $37 million compared with $33 million a year ago.

Cash Flow from Operations
First-half cash flow from operations was $584 million compared to $363 million a year ago, primarily due to taxes paid in 2014 on the divestiture of the European simple meals business, and lower working capital requirements and pension contributions in 2015.

Non-GAAP Financial Information
A detailed reconciliation of the reported financial information to the adjusted financial information is included at the end of this news release.

Conference Call
Campbell will host a conference call to discuss these results today at 8:30 a.m. Eastern Standard Time. To join, dial +1 (703) 639-1316. The conference ID is 1650012. Access to a live webcast of the call with accompanying slides, as well as a replay of the call, is available at investor.campbellsoupcompany.com. A recording of the call will also be available until midnight on Mar. 11, 2015, at +1 (703) 925-2533. The access code for the replay is 1650012.

About Campbell Soup Company
Campbell (NYSE:CPB) is driven and inspired by our Purpose, “Real food that matters for life’s moments.” The company makes a range of products from high-quality soups and simple meals to snacks and healthy beverages. For generations, people have trusted Campbell to provide authentic, flavorful and readily available foods and beverages that connect them to each other, to warm memories, and to what’s important today. Led by its iconic Campbell’s brand, the company’s portfolio includes Pepperidge Farm, Goldfish, Bolthouse Farms, V8, Swanson, Prego, Pace, Plum Organics, Arnott’s, Tim Tam, Royal Dansk and Kjeldsens. Founded in 1869, Campbell has a heritage of giving back and acting as a good steward of the planet’s natural resources. The company is a member of the Standard & Poor’s 500 and the Dow Jones Sustainability Indexes. For more information, visit www.campbellsoupcompany.com or follow company news on Twitter via @CampbellSoupCo.

Forward-Looking Statements
This release contains “forward-looking statements” that reflect the company’s current expectations about the impact of its future plans and performance on the company’s business or financial results. These forward-looking statements, including the statements made regarding sales, EBIT and EPS guidance for fiscal 2015, rely on a number of assumptions and estimates that could be inaccurate and which are subject to risks and uncertainties. The factors that could cause the company’s actual results to vary materially from those anticipated or expressed in any forward-looking statement include (1) the company’s ability to manage organizational change effectively; (2) the company’s ability to realize projected cost savings and benefits from its efficiency programs; (3) the impact of strong competitive responses to the company’s efforts to leverage its brand power in the market; (4) the impact of changes in consumer demand for the company’s products; (5) the risks associated with trade and consumer acceptance of the company’s initiatives, including its trade and promotional programs; (6) the practices, including changes to inventory practices, and increased significance of certain of the company’s key trade customers; (7) the impact of fluctuations in the supply or costs of energy and raw and packaging materials; (8) the impact of portfolio changes; (9) the uncertainties of litigation; (10) the impact of changes in currency exchange rates, tax rates, interest rates, debt and equity markets, inflation rates, economic conditions and other external factors; (11) the impact of unforeseen business disruptions in one or more of the company’s markets due to political instability, civil disobedience, armed hostilities, natural disasters or other calamities; and (12) other factors described in the company’s most recent Form 10-K and subsequent Securities and Exchange

Commission filings. The company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

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CAMPBELL SOUP COMPANY
CONSOLIDATED STATEMENTS OF EARNINGS (unaudited)
(millions, except per share amounts)

	THREE MONTHS ENDED
	February 1, 2015	January 26, 2014
Net sales	$2,234	$2,281
Costs and expenses
Cost of products sold	1,506	1,467
Marketing and selling expenses	242	268
Administrative expenses	140	142
Research and development expenses	27	27
Other expenses	7	3
Restructuring charges	—	13
Total costs and expenses	1,922	1,920
Earnings before interest and taxes	312	361
Interest, net	25	29
Earnings before taxes	287	332
Taxes on earnings	80	104
Earnings from continuing operations	207	228
Earnings from discontinued operations	—	90
Net earnings	207	318
Net loss attributable to noncontrolling interests	—	7
Net earnings attributable to Campbell Soup Company	$207	$325
Per share - basic
Earnings from continuing operations attributable to Campbell Soup Company	$.66	$.75
Earnings from discontinued operations	—	.29
Net earnings attributable to Campbell Soup Company	$.66	$1.04
Dividends	$.312	$.312
Weighted average shares outstanding - basic	313	314
Per share - assuming dilution
Earnings from continuing operations attributable to Campbell Soup Company	$.66	$.74
Earnings from discontinued operations	—	.28
Net earnings attributable to Campbell Soup Company*	$.66	$1.03
Weighted average shares outstanding - assuming dilution	314	316
*The sum of the individual per share amounts may not add due to rounding.
In fiscal 2014, the company implemented initiatives to streamline its salaried workforce in North America and its workforce in the Asia Pacific region; restructure manufacturing and streamline operations for its soup and broth business in China; improve supply chain efficiency in Australia; and reduce overhead across the organization. In the second quarter of fiscal 2014, the company recorded pre-tax restructuring charges of $13 ($5 after tax or $.02 per share in earnings from continuing operations attributable to Campbell Soup Company) related to the initiatives.
On October 28, 2013, the company completed the sale of its simple meals business in Europe. In the second quarter of fiscal 2014, the company recognized an after-tax gain of $90 ($.28 per share) in earnings from discontinued operations.

CAMPBELL SOUP COMPANY
CONSOLIDATED STATEMENTS OF EARNINGS (unaudited)
(millions, except per share amounts)

	SIX MONTHS ENDED
	February 1, 2015	January 26, 2014
Net sales	$4,489	$4,446
Costs and expenses
Cost of products sold	2,978	2,855
Marketing and selling expenses	489	529
Administrative expenses	275	290
Research and development expenses	56	58
Other expenses	11	14
Restructuring charges	—	34
Total costs and expenses	3,809	3,780
Earnings before interest and taxes	680	666
Interest, net	50	59
Earnings before taxes	630	607
Taxes on earnings	189	199
Earnings from continuing operations	441	408
Earnings from discontinued operations	—	81
Net earnings	441	489
Net loss attributable to noncontrolling interests	—	8
Net earnings attributable to Campbell Soup Company	$441	$497
Per share - basic
Earnings from continuing operations attributable to Campbell Soup Company	$1.41	$1.32
Earnings from discontinued operations	—	.26
Net earnings attributable to Campbell Soup Company	$1.41	$1.58
Dividends	$.624	$.624
Weighted average shares outstanding - basic	313	314
Per share - assuming dilution
Earnings from continuing operations attributable to Campbell Soup Company	$1.40	$1.32
Earnings from discontinued operations	—	.26
Net earnings attributable to Campbell Soup Company*	$1.40	$1.57
Weighted average shares outstanding - assuming dilution	314	316
*The sum of the individual per share amounts may not add due to rounding.
In fiscal 2014, the company implemented initiatives to streamline its salaried workforce in North America and its workforce in the Asia Pacific region; restructure manufacturing and streamline operations for its soup and broth business in China; improve supply chain efficiency in Australia; and reduce overhead across the organization. In fiscal 2014, the company recorded pre-tax restructuring charges of $33 ($18 after tax or $.06 per share in earnings from continuing operations attributable to Campbell Soup Company) related to the initiatives.
In fiscal 2013, the company implemented initiatives to improve its U.S. supply chain cost structure and increase asset utilization across its U.S. thermal plant network; expand access to manufacturing and distribution capabilities in Mexico; improve its Pepperidge Farm bakery supply chain cost structure; and reduce overhead in North America. In fiscal 2014, the company recorded pre-tax restructuring charges of $1 and restructuring-related costs of $2 in Cost of products sold (aggregate impact of $2 after tax or $.01 per share on earnings from continuing operations) related to the initiatives.
On October 28, 2013, the company completed the sale of its simple meals business in Europe. The results of the business were reported as discontinued operations. In fiscal 2014, the company recorded a loss of $9 ($6 after tax or $.02 per share) on foreign exchange forward contracts used to hedge the proceeds from the sale of the European simple meals business. The loss was included in Other expenses in earnings from continuing operations. In addition, the company recorded tax expense of $7 ($.02 per share) in earnings from continuing operations associated with the sale of the business. In fiscal 2014, the company recognized an after-tax gain of $72 ($.23 per share) in earnings from discontinued operations.

CAMPBELL SOUP COMPANY
CONSOLIDATED SUPPLEMENTAL SCHEDULE OF SALES AND EARNINGS (unaudited)
(millions, except per share amounts)

	THREE MONTHS ENDED
	February 1, 2015	January 26, 2014	Percent Change
Sales
Contributions:
U.S. Simple Meals	$867	$894	(3)%
Global Baking and Snacking	640	639	—%
International Simple Meals and Beverages	194	213	(9)%
U.S. Beverages	169	176	(4)%
Bolthouse and Foodservice	364	359	1%
Total sales	$2,234	$2,281	(2)%
Earnings
Contributions:
U.S. Simple Meals	$170	$214	(21)%
Global Baking and Snacking	107	88	22%
International Simple Meals and Beverages	26	38	(32)%
U.S. Beverages	20	31	(35)%
Bolthouse and Foodservice	26	36	(28)%
Total operating earnings	349	407	(14)%
Unallocated corporate expenses	37	33
Restructuring charges	—	13
Earnings before interest and taxes	312	361	(14)%
Interest, net	25	29
Taxes on earnings	80	104
Earnings from continuing operations	207	228
Earnings from discontinued operations	—	90
Net earnings	207	318	(35)%
Net loss attributable to noncontrolling interests	—	7
Net earnings attributable to Campbell Soup Company	$207	$325	(36)%
Per share - assuming dilution
Earnings from continuing operations attributable to Campbell Soup Company	$.66	$.74
Earnings from discontinued operations	—	.28
Net earnings attributable to Campbell Soup Company*	$.66	$1.03	(36)%
*The sum of the individual per share amounts may not add due to rounding.
In fiscal 2014, the company implemented initiatives to streamline its salaried workforce in North America and its workforce in the Asia Pacific region; restructure manufacturing and streamline operations for its soup and broth business in China; improve supply chain efficiency in Australia; and reduce overhead across the organization. In the second quarter of fiscal 2014, the company recorded pre-tax restructuring charges of $13 ($5 after tax or $.02 per share in earnings from continuing operations attributable to Campbell Soup Company) related to the initiatives.
On October 28, 2013, the company completed the sale of its simple meals business in Europe. In the second quarter of fiscal 2014, the company recognized an after-tax gain of $90 ($.28 per share) in earnings from discontinued operations.

CAMPBELL SOUP COMPANY
CONSOLIDATED SUPPLEMENTAL SCHEDULE OF SALES AND EARNINGS (unaudited)
(millions, except per share amounts)

	SIX MONTHS ENDED
	February 1, 2015	January 26, 2014	Percent Change
Sales
Contributions:
U.S. Simple Meals	$1,795	$1,754	2%
Global Baking and Snacking	1,267	1,248	2%
International Simple Meals and Beverages	383	406	(6)%
U.S. Beverages	337	349	(3)%
Bolthouse and Foodservice	707	689	3%
Total sales	$4,489	$4,446	1%
Earnings
Contributions:
U.S. Simple Meals	$412	$425	(3)%
Global Baking and Snacking	197	166	19%
International Simple Meals and Beverages	42	58	(28)%
U.S. Beverages	46	55	(16)%
Bolthouse and Foodservice	48	65	(26)%
Total operating earnings	745	769	(3)%
Unallocated corporate expenses	65	69
Restructuring charges	—	34
Earnings before interest and taxes	680	666	2%
Interest, net	50	59
Taxes on earnings	189	199
Earnings from continuing operations	441	408
Earnings from discontinued operations	—	81
Net earnings	441	489	(10)%
Net loss attributable to noncontrolling interests	—	8
Net earnings attributable to Campbell Soup Company	$441	$497	(11)%
Per share - assuming dilution
Earnings from continuing operations attributable to Campbell Soup Company	$1.40	$1.32
Earnings from discontinued operations	—	.26
Net earnings attributable to Campbell Soup Company*	$1.40	$1.57	(11)%
*The sum of the individual per share amounts may not add due to rounding.
In fiscal 2014, the company implemented initiatives to streamline its salaried workforce in North America and its workforce in the Asia Pacific region; restructure manufacturing and streamline operations for its soup and broth business in China; improve supply chain efficiency in Australia; and reduce overhead across the organization. In fiscal 2014, the company recorded pre-tax restructuring charges of $33 ($18 after tax or $.06 per share in earnings from continuing operations attributable to Campbell Soup Company) related to the initiatives.
In fiscal 2013, the company implemented initiatives to improve its U.S. supply chain cost structure and increase asset utilization across its U.S. thermal plant network; expand access to manufacturing and distribution capabilities in Mexico; improve its Pepperidge Farm bakery supply chain cost structure; and reduce overhead in North America. In fiscal 2014, the company recorded pre-tax restructuring charges of $1 and restructuring-related costs of $2 in Unallocated corporate expenses(aggregate impact of $2 after tax or $.01 per share on earnings from continuing operations) related to the initiatives.

On October 28, 2013, the company completed the sale of its simple meals business in Europe. The results of the business were reported as discontinued operations. In fiscal 2014, the company recorded a loss of $9 ($6 after tax or $.02 per share) on foreign exchange forward contracts used to hedge the proceeds from the sale of the European simple meals business. The loss was included in Unallocated corporate expenses in earnings from continuing operations. In addition, the company recorded tax expense of $7 ($.02 per share) in earnings from continuing operations associated with the sale of the business. In fiscal 2014, the company recognized an after-tax gain of $72 ($.23 per share) in earnings from discontinued operations.

CAMPBELL SOUP COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(millions)

	February 1, 2015	January 26, 2014
Current assets	$2,090	$2,174
Plant assets, net	2,257	2,241
Intangible assets, net	3,410	3,569
Other assets	146	135
Total assets	$7,903	$8,119
Current liabilities	$2,850	$3,189
Long-term debt	2,253	2,247
Other liabilities	1,286	1,284
Total equity	1,514	1,399
Total liabilities and equity	$7,903	$8,119
Total debt	$3,893	$4,205
Cash and cash equivalents	$201	$293

CAMPBELL SOUP COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(millions)

	SIX MONTHS ENDED
	February 1, 2015	January 26, 2014
Cash flows from operating activities:
Net earnings	$441	$489
Adjustments to reconcile net earnings to operating cash flow
Restructuring charges	—	34
Stock-based compensation	31	37
Depreciation and amortization	149	148
Deferred income taxes	1	13
Gain on sale of business	—	(141)
Other, net	46	44
Changes in working capital
Accounts receivable	(125)	(177)
Inventories	71	65
Prepaid assets	(3)	(17)
Accounts payable and accrued liabilities	(16)	(42)
Pension fund contributions	(2)	(44)
Receipts from (payments of) hedging activities	9	(22)
Other	(18)	(24)
Net cash provided by operating activities	584	363
Cash flows from investing activities:
Purchases of plant assets	(143)	(127)
Sales of plant assets	8	20
Business acquired, net of cash acquired	—	(329)
Sale of business, net of cash divested	—	534
Other, net	(8)	(1)
Net cash provided by (used in) investing activities	(143)	97
Cash flows from financing activities:
Net short-term borrowings (repayments)	171	(4)
Repayments of notes payable	(300)	(300)
Dividends paid	(199)	(195)
Treasury stock purchases	(133)	(76)
Treasury stock issuances	8	7
Excess tax benefits on stock-based compensation	5	10
Contributions from noncontrolling interest	—	5
Net cash used in financing activities	(448)	(553)
Effect of exchange rate changes on cash	(24)	(15)
Net change in cash and cash equivalents	(31)	(108)
Cash and cash equivalents continuing operations — beginning of period	232	333
Cash and cash equivalents discontinued operations — beginning of period	—	68
Cash and cash equivalents discontinued operations — end of period	—	—
Cash and cash equivalents continuing operations — end of period	$201	$293

Reconciliation of GAAP to Non-GAAP Financial Measures
Second Quarter Ended February 1, 2015
Campbell Soup Company uses certain non-GAAP financial measures as defined by the Securities and Exchange Commission in certain communications. These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures.
Organic Net Sales
Organic net sales exclude the impact of acquisitions, currency and presenting revenue on a net basis in connection with a new business model in Mexico in fiscal 2014. The company believes that organic net sales improves the comparability of year-to-year results. A reconciliation of net sales as reported to organic net sales follows.

Three Months Ended
	February 1, 2015			January 26, 2014	% Change
(millions)	Net Sales, as Reported	Impact of Currency	Organic Net Sales	Net Sales, as Reported	Net Sales, as Reported	Organic Net Sales
U.S. Simple Meals	$867	$—	$867	$894	(3)%	(3)%
Global Baking and Snacking	640	22	662	639	—%	4%
International Simple Meals and Beverages	194	15	209	213	(9)%	(2)%
U.S. Beverages	169	—	169	176	(4)%	(4)%
Bolthouse and Foodservice	364	2	366	359	1%	2%
Total Net Sales	$2,234	$39	$2,273	$2,281	(2)%	—%

Year-to-date
	February 1, 2015					January 26, 2014	% Change
(millions)	Net Sales, as Reported	Impact of Currency	Impact of Acquisitions	Impact of Net Accounting	Organic Net Sales	Net Sales, as Reported	Net Sales, as Reported	Organic Net Sales
U.S. Simple Meals	$1,795	$—	$—	$—	$1,795	$1,754	2%	2%
Global Baking and Snacking	1,267	31	(7)	—	1,291	1,248	2%	3%
International Simple Meals and Beverages	383	24	—	4	411	406	(6)%	1%
U.S. Beverages	337	—	—	—	337	349	(3)%	(3)%
Bolthouse and Foodservice	707	3	—	—	710	689	3%	3%
Total Net Sales	$4,489	$58	$(7)	$4	$4,544	$4,446	1%	2%

Items Impacting Gross Margin and Earnings
The company believes that financial information excluding certain transactions that are not considered to be part of the ongoing business improves the comparability of year-to-year results. Consequently, the company believes that investors may be able to better understand its gross margin and earnings results excluding these transactions.

The following items impacted gross margin and/or earnings:

(1)
In fiscal 2014, the company implemented initiatives to streamline its salaried workforce in North America and its workforce in the Asia Pacific region; restructure manufacturing and streamline operations for its soup and broth business in China; improve supply chain efficiency in Australia; and reduce overhead across the organization. In the second quarter of fiscal 2014, the company recorded pre-tax restructuring charges of $13 million ($5 million after tax or $.02 per share in earnings from continuing operations attributable to Campbell Soup Company). The year-to-date 2014 impact was pre-tax restructuring charges of $33 million ($18 million after tax or $.06 per share in earnings from continuing operations attributable to Campbell Soup Company). For the year ended August 3, 2014, the company recorded pre-tax restructuring charges of $54 million ($33 million after tax or $.10 per share in earnings from continuing operations attributable to Campbell Soup Company).

In fiscal 2013, the company implemented initiatives to improve its U.S. supply chain cost structure and increase asset utilization across its U.S. thermal plant network; expand access to manufacturing and distribution capabilities in Mexico; improve its Pepperidge Farm bakery supply chain cost structure; and reduce overhead in North America. The year-to-date 2014 impact was pre-tax restructuring charges of $1 million and restructuring-related costs of $2 million in Cost of products sold (aggregate impact of $2 million after tax or $.01 per share on earnings from continuing operations). For the year ended August 3, 2014, the company recorded pre-tax restructuring charges of $1 million and restructuring-related costs of $3 million in Cost of products sold (aggregate impact of $3 million after tax or $.01 per share on earnings from continuing operations).

(2)
On October 28, 2013, the company completed the sale of its simple meals business in Europe. The results of the business were reported as discontinued operations. In fiscal 2014, the company recorded a loss of $9 million ($6 million after tax or $.02 per share) on foreign exchange forward contracts used to hedge the proceeds from the sale of the European simple meals business. The loss was included in earnings from continuing operations. In addition, the company recorded tax expense of $7 million ($.02 per share) in earnings from continuing operations associated with the sale.

In the second quarter of fiscal 2014, the company recognized an after-tax gain of $90 million ($.28 per share) in earnings from discontinued operations. In fiscal 2014, the company recognized an after-tax gain of $72 million ($.23 per share) in earnings from discontinued operations.

(3)
In fiscal 2014, the company recognized pension settlement charges associated with a U.S. pension plan. The settlements resulted from the level of lump sum distributions from the plan's assets in 2014, primarily due to the closure of the facility in Sacramento, California. In fiscal 2014, the company recognized pre-tax pension settlement charges in Cost of products sold of $22 million ($14 million after tax or $.04 per share in earnings from continuing operations).

The following tables reconcile financial information, presented in accordance with GAAP, to financial information excluding certain transactions:

	Three Months Ended
(millions, except per share amounts)	February 1, 2015	January 26, 2014	Percent Change
Earnings before interest and taxes, as reported	$312	$361
Add: Restructuring charges and related costs (1)	—	13
Adjusted Earnings before interest and taxes	$312	$374	(17)%
Interest, net, as reported	$25	$29
Adjusted Earnings before taxes	$287	$345
Taxes on earnings, as reported	$80	$104
Add: Tax benefit from restructuring charges and related costs (1)	—	3
Adjusted Taxes on earnings	$80	$107
Adjusted effective income tax rate	27.9%	31.0%
Earnings from continuing operations, as reported	$207	$228
Deduct: Net loss from noncontrolling interests	—	(7)
Earnings from continuing operations attributable to Campbell Soup Company, as reported	$207	$235
Add: Net adjustment from restructuring charges and related costs (1)	—	10
Deduct: Restructuring charges attributable to noncontrolling interest (1)	—	(5)
Adjusted Earnings from continuing operations attributable to Campbell Soup Company	$207	$240	(14)%
Earnings from discontinued operations, as reported	$—	$90
Deduct: Gain on sale of European business (2)	—	(90)
Adjusted Earnings from discontinued operations	$—	$—
Adjusted Net earnings attributable to Campbell Soup Company	$207	$240	(14)%
Diluted earnings per share - continuing operations attributable to Campbell Soup Company, as reported	$.66	$.74
Add: Net adjustment from restructuring charges and related costs attributable to Campbell Soup Company (1)	—	.02
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company	$.66	$.76	(13)%
Diluted earnings per share - discontinued operations, as reported	$—	$.28
Deduct: Gain on sale of European business (2)	—	(.28)
Adjusted Diluted earnings per share - discontinued operations	$—	$—
Diluted net earnings per share attributable to Campbell Soup Company, as reported*	$.66	$1.03
Add: Net adjustment from restructuring charges and related costs attributable to Campbell Soup Company (1)	—	.02
Deduct: Gain on sale of European business (2)	—	(.28)
Adjusted Diluted net earnings per share attributable to Campbell Soup Company*	$.66	$.76	(13)%
*The sum of the individual per share amounts may not add due to rounding.

	Year-to-Date
(millions, except per share amounts)	February 1, 2015	January 26, 2014	Percent Change
Gross margin, as reported	$1,511	$1,591
Add: Restructuring-related costs (1)	—	2
Adjusted Gross margin	$1,511	$1,593	(5)%
Adjusted Gross margin percentage	33.7%	35.8%
Earnings before interest and taxes, as reported	$680	$666
Add: Restructuring charges and related costs (1)	—	36
Add: Loss on foreign exchange forward contracts (2)	—	9
Adjusted Earnings before interest and taxes	$680	$711	(4)%
Interest, net, as reported	$50	$59
Adjusted Earnings before taxes	$630	$652
Taxes on earnings, as reported	$189	$199
Add: Tax benefit from restructuring charges and related costs (1)	—	11
Add: Tax benefit from loss on foreign exchange forward contracts (2)	—	3
Deduct: Tax expense associated with sale of European business (2)	—	(7)
Adjusted Taxes on earnings	$189	$206
Adjusted effective income tax rate	30.0%	31.6%
Earnings from continuing operations, as reported	$441	$408
Deduct: Net loss from noncontrolling interests	—	(8)
Earnings from continuing operations attributable to Campbell Soup Company, as reported	$441	$416
Add: Net adjustment from restructuring charges and related costs (1)	—	25
Deduct: Restructuring charges attributable to noncontrolling interest (1)	—	(5)
Add: Net adjustment from loss on foreign exchange forward contracts (2)	—	6
Add: Tax expense associated with sale of European business (2)	—	7
Adjusted Earnings from continuing operations attributable to Campbell Soup Company	$441	$449	(2)%
Earnings from discontinued operations, as reported	$—	$81
Deduct: Gain on sale of European business (2)	—	(72)
Adjusted Earnings from discontinued operations	$—	$9
Adjusted Net earnings attributable to Campbell Soup Company	$441	$458	(4)%
Diluted earnings per share - continuing operations attributable to Campbell Soup Company, as reported	$1.40	$1.32
Add: Net adjustment from restructuring charges and related costs attributable to Campbell Soup Company (1)	—	.06
Add: Net adjustment from loss on foreign exchange forward contracts (2)	—	.02
Add: Tax expense associated with sale of European business (2)	—	.02
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company	$1.40	$1.42	(1)%
Diluted earnings per share - discontinued operations, as reported	$—	$.26
Deduct: Gain on sale of European business (2)	—	(.23)
Adjusted Diluted earnings per share - discontinued operations	$—	$.03
Diluted net earnings per share attributable to Campbell Soup Company, as reported*	$1.40	$1.57
Add: Net adjustment from restructuring charges and related costs attributable to Campbell Soup Company (1)	—	.06
Add: Net adjustment from loss on foreign exchange forward contracts (2)	—	.02

Add: Tax expense associated with sale of European business (2)	—	.02
Deduct: Gain on sale of European business (2)	—	(.23)
Adjusted Diluted net earnings per share attributable to Campbell Soup Company*	$1.40	$1.45	(3)%
*The sum of the individual per share amounts may not add due to rounding.

Year Ended
(millions, except per share amounts)	August 3, 2014
Gross margin, as reported	$2,898
Add: Restructuring-related costs (1)	3
Add: Pension settlement charges (3)	22
Adjusted Gross margin	$2,923
Adjusted Gross margin percentage	35.4%
Earnings before interest and taxes, as reported	$1,192
Add: Restructuring charges and related costs (1)	58
Add: Pension settlement charges (3)	22
Add: Loss on foreign exchange forward contracts (2)	9
Adjusted Earnings before interest and taxes	$1,281
Interest, net, as reported	$119
Adjusted Earnings before taxes	$1,162
Taxes on earnings, as reported	$347
Add: Tax benefit from restructuring charges and related costs (1)	17
Add: Tax benefit from pension settlement charges (3)	8
Add: Tax benefit from loss on foreign exchange forward contracts (2)	3
Deduct: Tax expense associated with sale of European business (2)	(7)
Adjusted Taxes on earnings	$368
Adjusted effective income tax rate	31.7%
Earnings from continuing operations, as reported	$726
Deduct: Net loss from noncontrolling interests	(11)
Earnings from continuing operations attributable to Campbell Soup Company, as reported	$737
Add: Net adjustment from restructuring charges and related costs (1)	41
Deduct: Restructuring charges attributable to noncontrolling interest (1)	(5)
Add: Net adjustment from pension settlement charges (3)	14
Add: Net adjustment from loss on foreign exchange forward contracts (2)	6
Add: Tax expense associated with sale of European business (2)	7
Adjusted Earnings from continuing operations attributable to Campbell Soup Company	$800
Earnings from discontinued operations, as reported	$81
Deduct: Gain on sale of European business (2)	(72)
Adjusted Earnings from discontinued operations	$9
Adjusted Net earnings attributable to Campbell Soup Company	$809
Diluted earnings per share - continuing operations attributable to Campbell Soup Company, as reported	$2.33
Add: Net adjustment from restructuring charges and related costs attributable to Campbell Soup Company (1)	.11
Add: Net adjustment from pension settlement charges (3)	.04
Add: Net adjustment from loss on foreign exchange forward contracts (2)	.02
Add: Tax expense associated with sale of European business (2)	.02
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company*	$2.53
Diluted earnings per share - discontinued operations, as reported	$.26
Deduct: Gain on sale of European business (2)	(.23)
Adjusted Diluted earnings per share - discontinued operations	$.03

Diluted net earnings per share attributable to Campbell Soup Company, as reported	$2.59
Add: Net adjustment from restructuring charges and related costs attributable to Campbell Soup Company (1)	.11
Add: Net adjustment from pension settlement charges (3)	.04
Add: Net adjustment from loss on foreign exchange forward contracts (2)	.02
Add: Tax expense associated with sale of European business (2)	.02
Deduct: Gain on sale of European business (2)	(.23)
Adjusted Diluted net earnings per share attributable to Campbell Soup Company*	$2.56
*The sum of the individual per share amounts may not add due to rounding.

Adjusted Base for Fiscal 2015 Guidance
The company believes that financial information excluding certain transactions that are not considered to be part of the ongoing business improves the comparability of year-to-year results. The previous tables reconcile financial information, presented in accordance with GAAP, to financial information excluding certain items. Fiscal 2014 included 53 weeks. Consequently, the company believes that investors may be able to better understand its fiscal 2015 performance excluding certain transactions and the estimated impact of the 53rd week. In establishing guidance for fiscal 2015, the adjusted fiscal 2014 results are revised to exclude the estimated impact of the 53rd week below:

Year Ended
(millions, except per share amounts)	August 3, 2014
Net sales, as reported	$8,268
Deduct: Impact of 53rd week	(129)
Adjusted Net sales base	$8,139

Adjusted Earnings before interest and taxes	$1,281
Deduct: Impact of 53rd week	(37)
Adjusted Earnings before interest and taxes base	$1,244

Adjusted Earnings from continuing operations attributable to Campbell Soup Company	$800
Deduct: Impact of 53rd week	(25)
Adjusted Earnings from continuing operations attributable to Campbell Soup Company base	$775

Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company	$2.53
Deduct: Impact of 53rd week	(.08)
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company base	$2.45